UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2007

THE PRINCETON REVIEW, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-32469 (Commission File Number)	22-3727603 (I.R.S. Employer Identification No.)
2315 Broadway
New York, New York 10024
(Address of principal executive offices)
(212) 874-8282
(Registrant’s telephone number,
including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     (b)
     On April 23 2007, The Princeton Review, Inc. (the “Company”) was notified by Ms. Sheree Speakman that she is resigning as a member of the Company’s Board of Directors effective May 13, 2007.
     On April 26 2007, the Company was notified by Mr. John Reid that he is resigning as a member of the Company’s Board of Directors effective June 14, 2007.
     (d)
     On April 27, 2007 the Board of Directors elected David Lowenstein and Richard F. O’Donnell as members of the Company’s Board of Directors effective May 13, 2007 and June 14, 2007, respectively. Mr. Lowenstein will serve on the Audit and Nominating Committees of the Board of Directors. Mr. O’Donnell will serve on the Compensation and Nominating Committees of the Board of Directors.
     Mr. O’Donnell is the President of The Fund for Colorado’s Future, a non-profit organization, which administers a federal grant for the State of Colorado and as part of that administration pays the Company under a contract by which the Company delivers college advising services in public schools. Since January 2006, The Fund for Colorado’s Future has paid the Company a total of $1,175,100. Under the contract, The Fund for Colorado’s Future will pay the Company $70,000 per month until June 30, 2007.
     M. Lowenstein and Mr. O’Donnell will be compensated as directors under the Company’s Non-Employee Director Compensation Plan, as described in the Company’s proxy statement dated April 27, 2006. The Company and the Board of Directors are currently in the process of evaluating the compensation of the Company’s non-employee directors and may make changes to the compensation structure in the near future.
     On April 27, 2007, the Company issued a related press release announcing Mr. Reid’s and Ms. Speakman’s resignations and Mr. Lowenstein’s and Mr. O’Donnell’s election to the Board of Directors. The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.
Item 9.01   Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release dated April 27, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 27, 2007

THE PRINCETON REVIEW, INC.
By	/s/ Stephen Melvin
	Name:	Stephen Melvin
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated April 27, 2007.